FIRST AMENDMENT TO NET LEASE AGREEMENT


     THIS AMENDMENT TO NET LEASE AGREEMENT, made and entered into effective as of the 27 day of June, 2001, by and between AEI Real Estate Fund XV Limited Partnership ("Fund XV"), AEI Real Estate Fund XVII Limited Partnership ("Fund XVII"), AEI Income & Growth Fund XXII Limited Partnership ("Fund XXII"), and AEI Net Lease Income & Growth Fund XIX Limited Partnership ("Fund XIX"), whose address is 1300 Minnesota World Trade Center, 30 East Seventh Street, St. Paul, Minnesota 55101 ("Lessor"), and Razzoo's, Inc., a Texas corporation, whose address is 15950 Dallas Parkway, Suite 785, North Dallas, Texas 75248 ("Lessee");

                          WITNESSETH:

     WHEREAS, Lessor is the fee owner of a certain parcel of real property  and improvements located at Austin, Texas, and  legally
described   in  Exhibit  "A",  which  is  attached   hereto   and
incorporated herein by reference; and

       WHEREAS, Lessee has constructed the building and improvements (together the "Building") on the real property described in Exhibit "A", which Building is described in the plans and specifications heretofore submitted to Lessor; and

     WHEREAS, Lessee and Lessor have entered into that certain Net Lease Agreement dated May 8, 2000 (the "Lease") providing for the lease of said real property and Building (said real property and Building hereinafter referred to as the "Leased Premises"), from Lessor upon the terms and conditions therein provided in the Lease;

     NOW, THEREFORE, in consideration of the Rents, terms, covenants, conditions, and agreements hereinafter described to be paid, kept, and performed by Lessee, including the completion of the Building and other improvements constituting the Leased Premises, Lessee and Lessor do hereby agree to amend the Lease as follows:

1. Article 2(A) and (B) of the Lease shall henceforth read as follows:

ARTICLE 2.     TERM

     (A) The term of this Lease ("Term") shall be the period commencing May 8, 2000 ("Occupancy Date") through the effective date hereof, plus Fifteen (15) consecutive "Lease Years", as hereinafter defined, commencing on the effective date hereof, with the contemplated initial term hereof ending on June 30, 2016.

   (B) The first full Lease Year shall commence on the date of this First Amendment and continue through June 30, 2002. Each
Lease Year after the first Lease Year shall be a successive period of twelve (l2) calendar months.


2.   Article 4(A) of the Lease shall henceforth read as follows:

ARTICLE 4.  RENT PAYMENTS

     (A)  Annual Rent Payable for the first and second Lease Year:
       Lessee shall pay to Lessor an annual Base Rent of $318,045.00 which amount shall be payable in advance on the first day of each month in equal monthly installments of $3,445.49 to Fund XIX, $12,721.80 to Fund XXII, $5,830.82 to Fund XV, and $4,505.64 to
       Fund XVII. If the first day of the Lease Term is not the first day of a calendar month, then the monthly Rent payable for that partial month shall be a prorated portion of the equal monthly installment of Base Rent.

3. Lessee has accepted delivery of the Leased Premises and has entered into occupancy thereof;

4. Lessee has fully inspected the Premises and found the same to be as required by the Lease, in good order and repair, and all conditions under the Lease to be performed by the Lessor have been satisfied;

5. To the best knowledge of the Lessee after due inquiry, as of this date, the Lessor is not in default under any of the terms, conditions, provisions or agreements of the Lease and the undersigned has no offsets, claims or defenses against the Lessor with respect to the Lease.

6. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

7. The Lease shall henceforth contain the Exhibit B attached hereto and now hereby incorporated into the Lease; Lessor is the owner of the equipment listed on Exhibit B and Lessee is leasing such equipment from Lessor as set forth in the Lease.

8. Article 34 of the Lease, "Development Financing Agreement" is hereby deleted.

9. All other terms and conditions of the Lease shall remain in full force and effect.


IN WITNESS WHEREOF, Lessor and Lessee have respectively signed and sealed this Lease Amendment effective as of the day and year first above written.


                     LESSEE:  RAZZOO'S, INC.,

                                   By: /s/ Mike Leatherwood

                                                          Its:CEO
          LESSOR:


               AEI Real Estate Fund XV Limited Partnership

               By:  AEI Fund Management 86-A, Inc.

                    By:/s/ Mark Larson
                         Mark Larson, Chief Financial Officer


               AEI Real Estate Fund XVII Limited Partnership

               By:  AEI Fund Management XVII, Inc.

                    By: /s/ Mark Larson
                         Mark Larson, Chief Financial Officer


                AEI  Net  Lease Income & Growth Fund XIX  Limited
Partnership

               By:  AEI Fund Management XIX, Inc.

                    By: /s/ Mark Larson
                         Mark Larson, Chief Financial Officer


               AEI Income & Growth Fund XXII Limited Partnership

               By:  AEI Fund Management XXI, Inc.

                    By:/s/ Mark Larson
                             Mark Larson, Chief Financial Officer


Exhibit A



Lot 4, Alegre Park, Travis County, Texas, according to the map or plat thereof, recorded under Document No. 199900294 of the Official Public Records of Travis County, Texas.



Exhibit B



Walk-In  Cooler/Freezer,  Manufacturer  American  Panel,   Serial
Number Job # 28734